UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 6, 2023

DAVE INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40161	86-1481509
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1265 South Cochran Avenue

Los Angeles, CA 90019

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (844) 857-3283

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value of $0.0001 per share	DAVE	The Nasdaq Stock Market LLC
Warrants, each exercisable for one share of Common Stock for $368.00 per share	DAVEW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.08.	Shareholder Director Nominations

The information in Item 8.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.08, to the extent applicable.

Item 8.01.	Other Events

The Board of Directors of Dave Inc. (the “Company”) has established that the Company’s 2023 annual meeting of stockholders (the “2023 Annual Meeting”) will be held on Friday, June 9, 2023. Stockholders of record at the close of business on April 28, 2023, and only such stockholders, will be entitled to notice of and to vote at the 2023 Annual Meeting. The time and location of the 2023 Annual Meeting will be as set forth in the Company’s definitive proxy statement for the 2023 Annual Meeting.

Pursuant to Rule 14a-5(f) and Rule 14a-8 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), stockholders of the Company who wish to have a proposal considered for inclusion in the Company’s proxy materials for the 2023 Annual Meeting must comply with the requirements set forth in Rule 14a-8, including with respect to the subject matter of the proposal, and must deliver the proposal and all required documentation to the Company a reasonable time before the Company begins to print and send its proxy materials for the meeting. For the purposes of the 2023 Annual Meeting, the Company has determined that April 17, 2023 is a reasonable time before the Company plans to begin printing and mailing its proxy materials. The public announcement of an adjournment or postponement of the date of the 2023 Annual Meeting will not commence a new time period (or extend any time period) for giving the notice under the Company’s bylaws (the “Bylaws”) or submitting a proposal pursuant to Rule 14a-8. Additionally, any such stockholder proposal must comply with the provisions contained in the Bylaws relating to stockholder proposals.

In accordance with the Bylaws, because the 2023 Annual Meeting will be held more than 30 days prior to the anniversary of the Company’s 2022 annual meeting of stockholders, in order for a stockholder entitled to vote to bring a proposal or submit a nominee for director at the 2023 Annual Meeting, such stockholder must give notice to the Company of such proposal or nominee and such notice by such stockholder must be received no later than the close of business on the 10th day following the day on which public announcement of the date of the 2023 Annual Meeting is first made or sent by the Company. Accordingly, notice of stockholder proposals or nominations for director for the 2023 Annual Meeting, including any notice under Rule 14a-19 of the Exchange Act, must be received no later than 5:00 p.m. Eastern time on April 17, 2023. In addition, any stockholder who intends to solicit proxies in support of director nominees other than those nominees nominated by the Company must also comply with the additional requirements of Rule 14a-19(b) of the Exchange Act.

Proposals and notices must be in writing and addressed to 1265 South Cochran Avenue, Los Angeles, California 90069, Attn: Secretary, and must also comply with the requirements set forth in the rules and regulations of the Exchange Act, including, without limitation, Rules 14a-8 and 14a-19, and the Bylaws.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 7, 2023	Dave Inc.

	By:	/s/ Kyle Beilman
	Name:	Kyle Beilman
	Title:	Chief Financial Officer